UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2019

Aduro Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37345	94-3348934
(Commission File No.)	(IRS Employer Identification No.)

740 Heinz Avenue

Berkeley, California

(Address of principal executive offices)

94710

(Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2019, Aduro Biotech, Inc. (“Aduro”) announced certain financial results for the fourth quarter and year ended December 31, 2018. A copy of Aduro’s press release, titled “Aduro Biotech Reports Fourth Quarter and Full Year 2018 Financial Results,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

Item 8.01.Other Events

On February 27, 2019, Aduro amended its existing “at-the-market” sales agreement, or the 2017 sales agreement, with Cowen and Company, LLC, or Cowen, to change the registration statement under which sales of its common stock will be offered pursuant to the 2017 sales agreement, due to the pending expiration of the three-year effectiveness period of the prior registration statement. In accordance with the terms of the amended sales agreement, Aduro may offer and sell shares of its common stock having an aggregate offering price of up to $81.5 million from time to time through Cowen, as sales agent or principal, through the remaining effectiveness period of the registration statement on Form S-3 (Registration No. 333-219639) or any replacement registration statement. The number of shares of common stock that may be offered and sold under the sales agreement has not been changed by the amendment.

The foregoing description is qualified in its entirety by reference to the amendment to the sales agreement, a copy of which is filed as an exhibit to Aduro’s Annual Report on Form 10-K for the year ending December 31, 2018.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated February 27, 2019, titled “Aduro Biotech Reports Fourth Quarter and Full Year 2018 Financial Results”

The information in this report under Item 2.02, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein under Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Aduro Biotech, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2019		Aduro Biotech, Inc.

	By:	/s/ Jennifer Lew
Jennifer Lew
Chief Financial Officer